EXHIBIT 10.1

AMENDMENT NO. 2, dated as of December 22, 2006 (this “Amendment”) to the Credit and Guaranty Agreement, dated as of May 18, 2005 (the “Credit Agreement”) as modified by Amendment No. 1 on February 8, 2006, by and among Xerium Technologies, Inc. (“Xerium”), a Delaware corporation, XTI LLC (“XTI”), a Delaware limited liability company, Xerium Italia S.p.A. (“Italia SpA”), an Italian società per azioni, Stowe-Woodward/Mount Hope Inc. (“Stowe-Woodward”), a New Brunswick (Canada) corporation, Weavexx Corporation (“Weavexx”), a New Brunswick (Canada) corporation, Huyck Austria GmbH (“Huyck Austria”), an Austrian limited liability company, and Xerium Germany Holding GmbH (“Germany Holdings”), a German limited liability company (each of Xerium, XTI, Italia SpA, Stowe-Woodward, Weavexx, Huyck Austria and Germany Holdings, individually, a “Borrower” and, collectively, the “Borrowers”), certain Subsidiaries of the Borrowers, as Guarantors, the Banks party hereto from time to time, Citigroup Global Markets, Inc. and CIBC World Markets plc, as Joint Lead Arrangers and Lead Bookrunners, Citigroup Global Markets, Inc. and CIBC World Markets plc, as Syndication Agents, Citicorp North America, Inc., as Administrative Agent (together with its permitted successors, in such capacity, “Administrative Agent”) and Citicorp North America, Inc., as Collateral Agent.

W I T N E S S E T H :

WHEREAS, Xerium has requested certain amendments to the Credit Agreement and the Banks and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

SECTION 1.1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

SECTION 1.2. Effectiveness. The Credit Parties, the Banks and the Administrative Agent agree that the following amendments to the Credit Agreement in this Article I shall become effective, unless otherwise provided, on the Second Amendment Effective Date (as defined below).

SECTION 1.3. Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by:

(a) inserting the following definitions in appropriate alphabetical order in Section 1.1:

“Amendment No. 2” means Amendment No. 2, dated as of December 22, 2006 to the Agreement.

“Brazil Expansion Capex” is defined in Section 6.8(d) of the Agreement.

(b) Deleting the definition of “Applicable Margin” in its entirety and replacing it with the following:

“Applicable Margin” means (a) with respect to Xerium B Term Loans, 2.50% and (b) with respect to the other B Term Loans and Revolving Loans, 2.50%: provided, further, that on any date on or after the one year anniversary of the Closing Date, with respect to any Revolving Loans, the Applicable Margin shall be determined by reference to the Leverage Ratio set forth in the grid below as of the end of the most recently ended Fiscal Quarter for which the financial statements required by Section 5.1(b) (or Section 5.1(c), if such Fiscal Quarter is the last Fiscal Quarter of a Fiscal Year) have been delivered in accordance therewith and such change in the Applicable Margin shall take effect on the first day immediately following the delivery of the aforementioned financial statements; provided, further, that no change in the Applicable Margin shall be effective until after the Administrative Agent receives such financial statements and a certificate of an Authorized Officer calculating such Leverage Ratio in reasonable detail and no Default or Event of Default has occurred and is continuing (except that the Applicable Margin for all outstanding Loans shall be 2.50% during the continuation of a Default or Event of Default); provided, further, that if the Indebtedness incurred under this Agreement is rated lower than B1 by Moody’s or lower than B+ by S&P, then the Applicable Margin with respect to all B Term Loans shall be increased by 0.25% and the Applicable Margin with respect to Revolving Loans set forth in the grid below shall be increased in each case by 0.25% , and provided, further, that if the Indebtedness incurred under this Agreement is later rated B1 or higher by Moody’s and B+ or higher by S&P, then the Applicable Margin with respect to all B Term Loans shall be decreased by 0.25% and the Applicable Margin with respect to Revolving Loans shall be decreased in each case by 0.25%.

Leverage Ratio level	Applicable Margin
Leverage Ratio greater than or equal to 3.00:1.00	2.50%
Leverage Ratio less than 3.00:1.00 but greater than or equal to 2.25:1.00	2.25%
Leverage Ratio less than 2.25:1.00	2.00%

(c) deleting in its entirety the definition of “Press Felt Expansion Capex.”

(d) inserting the following at the end of the definition of “Excess Cash”:

“ excluding the amount of dividends applied to newly-issued or treasury shares of Common Stock pursuant to a dividend reinvestment plan”

(e) deleting the phrase “Press Felt Expansion Capex” in clause (iii) from the definition of “Pre-Dividend Free Cash Flow” and inserting in its place the phrase “Brazil Expansion Capex.”

SECTION 1.4. Amendment to Section 2.2(a)(i). Section 2.2(a)(i) is hereby amended by deleting the proviso therein in its entirety and inserting in its place the following:

“and provided, further, that for a period of at least 30 consecutive days during each Fiscal Year, commencing with the Fiscal Year ended December 31, 2005, the outstanding principal amount of Tranche 1 Revolving Loans (other than the aggregate amount available for drawing under all Letters of Credit then outstanding) shall be no more than $20,000,000.

SECTION 1.5. Amendment to Section 2.14(e). Section 2.14(e) is hereby amended by deleting the proviso therein in its entirety and inserting in its place the following:

“provided, that with respect to payments made in Fiscal Year 2007 and after, in the event that Xerium makes dividend payments (excluding the amount of dividends applied to newly-issued or treasury shares of Common Stock pursuant to a dividend reinvestment plan) in excess of 65% of its Pre-Dividend Free Cash Flow each Borrower shall, no later than ninety days after the end of such Fiscal Year, prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.15(b) in an aggregate amount equal to 75% of such Excess Cash.”

SECTION 1.6. Amendment to Section 6.5(b). Section 6.5(b) is hereby amended by deleting it in its entirety and inserting in its place the following:

“(b) so long as no Default or Event of Default has occurred and is continuing, (i) during the period commencing on the Closing Date through but not including December 31, 2006, Xerium may declare and pay dividends to the holders of Common Stock quarterly on each Dividend Payment Date (commencing as of the Dividend Payment Date which occurs in the first full Fiscal Quarter after the Closing Date) in an aggregate amount not to exceed $10 million per Fiscal Quarter, (ii) for the Dividend Payment Dates that fall on March 15, 2007, June 15, 2007, September 15, 2007 and December 15, 2007 (collectively, the “2007 Dividend Payment Dates”), Xerium may declare and pay dividends to the holders of Common Stock quarterly on each 2007 Dividend Payment Date in an amount not to exceed 11.25% of Xerium’s Pre-Dividend Free Cash Flow for the four Fiscal Quarters ended immediately prior to the payment of such dividends and for which a Compliance Certificate has been delivered and (iii) during the period commencing on December 31, 2007 and thereafter, Xerium may declare and pay dividends to the holders of Common Stock quarterly on each Dividend Payment Date (commencing as of the Dividend Payment Date which occurs in the first full Fiscal Quarter after December 31, 2007) in an amount not to exceed one quarter of

75% of Xerium's Pre-Dividend Free Cash Flow for the four Fiscal Quarters ended immediately prior to the payment of such dividends and for which a Compliance Certificate has been delivered; provided that any amount of dividends applied to newly-issued or treasury shares of Common Stock of Xerium pursuant to a dividend reinvestment plan shall not be treated as dividends paid and declared for the purposes of clauses (ii) and (iii) of this Section 6.5(b); and”

SECTION 1.7. Amendment to Section 6.8(a). Section 6.8 of the Credit Agreement is hereby amended by deleting clause (a) in its entirety and inserting in its place the following:

“(a) Interest Coverage Ratio. Xerium shall not permit the Interest Coverage Ratio for any period of four consecutive Fiscal Quarters ending with any Fiscal Quarter set forth below to be less than the ratio set forth below opposite such Fiscal Quarter:

Fiscal Quarter	Interest Coverage Ratio
September 30, 2005	3.50:1.00
December 31, 2005	3.50:1.00
March 31, 2006	3.50:1.00
June 30, 2006	3.50:1.00
September 30, 2006	3.50:1.00
December 31, 2006	3.50:1.00
March 31, 2007	3.50:1.00
June 30, 2007	3.50:1.00
September 30, 2007	3.50:1.00
December 31, 2007	3.75:1.00
March 31, 2008	3.75:1.00
June 30, 2008	3.75:1.00
September 30, 2008	3.75:1.00
December 31, 2008	3.75:1.00
March 31, 2009	3.75:1.00
June 30, 2009	3.75:1.00
September 30, 2009	4.00:1.00
December 31, 2009	4.00:1.00
March 31, 2010	4.00:1.00
June 30, 2010	4.25:1.00
September 30, 2010	4.25:1.00
December 31, 2010	4.25:1.00
March 31, 2011	4.50:1.00
June 30, 2011	4.50:1.00
September 30, 2011	4.75:1.00
December 31, 2011	4.75:1.00
March 31, 2012	4.75:1.00

SECTION 1.8. Amendment to Section 6.8(b). Section 6.8 of the Credit Agreement is hereby amended by deleting clause (b) in its entirety and inserting in its place the following:

“(b) Leverage Ratio. Xerium shall not permit the Leverage Ratio for any period of four consecutive Fiscal Quarters ending with any Fiscal Quarter set forth below to be greater than the ratio set forth below opposite such Fiscal Quarter:

Fiscal Quarter	Leverage Ratio
September 30, 2005	4.50:1.00
December 31, 2005	4.50:1.00
March 31, 2006	4.75:1.00
June 30, 2006	4.75:1.00
September 30, 2006	4.75:1.00
December 31, 2006	4.75:1.00
March 31, 2007	4.75:1.00
June 30, 2007	4.75:1.00
September 30, 2007	4.50:1.00
December 31, 2007	4.50:1.00
March 31, 2008	4.25:1.00
June 30, 2008	4.25:1.00
September 30, 2008	4.25:1.00
December 31, 2008	4.00:1.00
March 31, 2009	4.00:1.00
June 30, 2009	3.75:1.00
September 30, 2009	3.75:1.00
December 31, 2009	3.75:1.00
March 31, 2010	3.50:1.00
June 30, 2010	3.50:1.00
September 30, 2010	3.50:1.00
December 31, 2010	3.50:1.00
March 31, 2011	3.25:1.00
June 30, 2011	3.25:1.00
September 30, 2011	3.25:1.00
December 31, 2011	3.25:1.00
March 31, 2012	3.25:1.00

SECTION 1.9. Amendment to Section 6.8(d). Section 6.8(d) of the Credit Agreement is hereby amended by deleting the proviso therein in its entirety and inserting in its place the following:

“provided, however, notwithstanding this Section 6.8(d), Xerium and its Subsidiaries shall be permitted to make or incur Consolidated Capital Expenditures (such capital expenditures permitted by this proviso, being referred to herein as “Brazil Expansion Capex”), (1) in Fiscal Year 2006 in an aggregate amount for Xerium and its Subsidiaries of $4,600,000 in excess of the corresponding amount set forth above opposite such Fiscal Year, and (2) in Fiscal Year 2007 in an aggregate amount for Xerium and its Subsidiaries of $8,200,000 in excess of the corresponding amount set forth above opposite such Fiscal Year, and (3) in Fiscal Year 2008 in an aggregate amount for Xerium and its Subsidiaries of $3,800,000 in excess of the corresponding amount set forth above opposite such Fiscal Year, in each case solely to expand production capacity in Brazil.”

ARTICLE II

FEES

SECTION 2.1. Fees. Xerium agrees to pay to each Bank executing and delivering (by telecopy or otherwise) this Amendment, on or before 5:00 P.M., New York time, December 22, 2006 an amendment fee equal to 0.25% (the “Amendment Fee”) of the outstanding principal amount of all Loans and Commitments of such Bank. Such fee shall be fully earned and nonrefundable on the Second Amendment Effective Date. Xerium shall pay the Amendment Fee to the Administrative Agent on the Second Amendment Effective Date for the benefit of such consenting Banks.

ARTICLE III

CONSENT AND REAFFIRMATION

SECTION 3.1. Consent and Agreement. Each Credit Party hereby expressly (i) acknowledges receipt of a copy of this Amendment, (ii) ratifies and affirms its obligations under the Credit Documents (including guarantees, security agreements and pledge agreements) executed and delivered by such Credit Party, and (iii) acknowledges, renews and extends its continued liability under all such Credit Documents and agrees such Credit Documents remain in full force and effect, including with respect to the obligations of the Borrowers as modified by this Amendment.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.1. Conditions Precedent to Second Amendment Effective Date. This Amendment and the amendments contained herein shall be and become effective as of December 22, 2006 (the “Second Amendment Effective Date”) when the following conditions shall be satisfied, or waived in accordance with Section 10.6 of the Credit Agreement:

(a) Counterparts of this Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by and delivered on behalf of the Credit Parties and the Requisite Banks.

(b) No Default; Representations and Warranties, etc. The Credit Parties hereby represent, warrant and confirm that: (a) the representations and warranties of the Credit Parties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date (which shall be true and correct as of such date)); (b) after giving effect to this Amendment, the Credit Parties are in compliance with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; (c) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; (d) the execution, delivery and performance by the Credit Parties of this Amendment (i) have been duly authorized by all necessary action on the part of the Credit Parties, (ii) have not and will not violate any applicable law or regulation or the Organizational Documents of any Credit Party, (iii) have not and will not conflict with, result in a breach of or constitute a default under any Contractual Obligation of any Credit Party except to the extent such conflict, breach or default could not reasonably be expected to have an R&W Material Adverse Effect and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agent and the Banks) which has not been obtained.

(c) Officer Certificate. The Administrative Agent shall have received a certificate, dated the date hereof and signed by an Authorized Officer of Xerium, confirming that all conditions precedent to the effectiveness of this Amendment have been met, that all representations and warranties set forth herein are true, accurate and correct and as to the absence of any Defaults or Events of Default.

(d) Binding Agreements. This Amendment and the Credit Agreement and each other Credit Document, including without limitation, the Collateral Documents, constitute the valid and legally binding obligations of each Credit Party party thereto enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

(e) Fees. The Administrative Agent shall have received the Amendment Fee pursuant to Section 2.1 and any other fees or expenses required to be paid in connection herewith, including, without limitation, the fees and expenses of the Administrative Agent’s counsel, McGuireWoods LLP, in each case through and including the Second Amendment Effective Date.

(f) Additional Information. The Administrative Agent shall have received such other information and documents as may reasonably be required by the Administrative Agent and its counsel.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement, the Notes and each other Credit Document shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. Upon the effectiveness of this Amendment, all references in the Credit Agreement to the Credit Agreement or “hereof,” “herein,” “hereto” or words of similar import shall mean the Credit Agreement as amended by this Amendment, and all references in the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Credit Document or of any transaction or further or future action which would require the consent of the Banks under the Credit Agreement.

SECTION 5.2. Credit Document Pursuant to Credit Agreement; Confidentiality. This Amendment is executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the Second Amendment Effective Date, the Credit Agreement as amended by this Amendment). The provisions of Section 10.18 of the Credit Agreement apply to this Amendment.

SECTION 5.3. Fees and Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby.

SECTION 5.4. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 5.5. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or by “.PDF” shall be equally effective as delivery of an original executed counterpart of this Amendment.

SECTION 5.6. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

SECTION 5.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

XERIUM TECHNOLOGIES, INC.

By:	/s/ Michael P O’Donnell
Name:	Michael P O’Donnell
Title:	VP & Chief Financial Officer

XTI LLC

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

XERIUM ITALIA S.P.A.

By:	/s/ Michael P O’Donnell
Name:	Michael P O’Donnell
Title:	Director

STOWE-WOODWARD/MOUNT HOPE INC.

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

WEAVEXX CORPORATION,
a New Brunswick corporation

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

HUYCK AUSTRIA GMBH
Signed by John Badrinas as managing director for Huyck Austria GmbH

By:	/s/ J Badrinas

HUYCK AUSTRALIA PTY. LIMITED

By:	/s/ Michael P O’Donnell
Name:	Michael P O’Donnell
Title:	Director

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

WANGNER ITELPA PARTICIPAÇÕES LTDA.

By:	/s/ M Godoi
Name:	Marcel de Bartolo Godoi
Title:	Director

XERIUM TECHNOLOGIES BRASIL
INDÚSTRIA E COMÉRCIO S.A.

By:	/s/ M Godoi
Name:	Marcel de Bartolo Godoi
Title:	Director

XERIUM DO BRASIL LTDA.

By:	/s/ M Godoi
Name:	Marcel de Bartolo Godoi
Title:	Director

XERIUM (FRANCE) SAS

By:	/s/ P Williamson
Name:	Peter Williamson
Title:	President

STOWE WOODWARD FRANCE SAS

By:	/s/ P Williamson
Name:	Peter Williamson
Title:	President

ROBEC WALZEN GMBH
Signed by Michael P O’Donnell as director of Robec Walzen GmbH

By:	/s/ Michael P O’Donnell

STOWE WOODWARD AG
Signed by Peter Williamson as managing director of Stowe Woodward AG

By:	/s/ P Williamson

XERIUM GERMANY HOLDING GMBH
Signed by John Badrinas as managing director of Xerium Germany Holding GmbH

By:	/s/ J Badrinas

WANGNER GMBH

Signed by John Badrinas as managing director of Wangner GmbH

By:	/s/ J Badrinas

HUYCK JAPAN LIMITED

By:	/s/ Michael P O’Donnell
duly authorized for purposes of this agreement
Name:	Michael P O’Donnell
Title:	Director

STOWE WOODWARD MÉXICO, S.A. DE C.V.

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

TIAG TRANSWORLD INTERWEAVING GMBH

By:	/s/ Michael P O’Donnell
Name:	Michael P O’Donnell
Title:	Prokurist

HUYCK (UK) LIMITED

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

STOWE-WOODWARD (UK) LIMITED

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

XERIUM TECHNOLOGIES LIMITED

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

STOWE-WOODWARD LIMITED

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

HUYCK LICENSCO INC.

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

STOWE WOODWARD LLC

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

STOWE WOODWARD LICENSCO LLC

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

WEAVEXX CORPORATION, a Delaware corporation

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

XERIUM III (US) LIMITED

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

XERIUM IV (US) LIMITED

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

XERIUM V (US) LIMITED

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

WANGNER ITELPA I LLC

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

WANGNER ITELPA II LLC

By:	/s/ M H Woodworth
Name:	Marshall Woodworth
Title:	Director

CITICORP NORTH AMERICA, INC.
as Administrative Agent, Issuing Bank, Collateral Agent and a Bank

By:	/s/ Hector Guenther
Name:	Hector Guenther
Title:	Vice President

[REQUISITE BANKS][1]

By:
Name:
Title:

1. A list of applicable signing banks is attached hereto.

Xerium Technologies, Inc. Amendment No. 2 – Requisite Banks

1.	ACA CLO 2005-1, LIMITED

2.	ACCESS INSTITUTIONAL LOAN FUND

3.	ACM INCOME FUND

4.	ADDISON CDO, LIMITED

5.	AIM FLOATING RATE FUND

6.	ALLIED IRISH BANK PLC

7.	AMERIPRISE CERTIFICATE COMPANY

8.	APIDOS CDO I

9.	APIDOS CDO II

10.	ATLAS LOAN FUNDING (NAVIGATOR) LLC

11.	ATLAS LOAN FUNDING 1, LLC

12.	ATRIUM IV

13.	AVALON CAPITAL LTD. 3

14.	AVENUE CLO II, LTD

15.	AVOCA CLO I B.V.

16.	AVOCA CLO V PLC.

17.	BABSON CLO LTD 2003-I

18.	BABSON CLO LTD 2005-I

19.	BABSON CLO LTD 2005-II

20.	BABSON CLO LTD 2006-II

21.	BABSON CLO LTD 2007-I

22.	BALLYROCK CLO II LIMITED

23.	BALLYROCK CLO III LTD

24.	BANCO ESPIRITO SANTO

25.	BANK OF AMERICA N.A.

26.	BIG SKY III SENIOR LOAN TRUST

27.	BILL & MELINDA GATES FOUNDATION

28.	BLACK DIAMOND CLO 2005-2 LTD FKA

29.	BRIDGEPORT CLO II LTD

30.	BRIDGEPORT CLO LTD

31.	BRYN MAWR CLO, LTD

32.	BURR RIDGE CLO PLUS LTD.

33.	CANYON CAPITAL CLO 2006-1 LTD.

34.	CENT CDO XI LIMITED

35.	CENTURION CDO 10 LIMITED

36.	CENTURION CDO 8, LIMITED

37.	CENTURION CDO 9 LIMITED

38.	CENTURION CDO II, LTD.

39.	CENTURION CDO VI, LTD

40.	CENTURION CDO VII, LTD

41.	CENTURION CDO XI LIMITED

42.	CHAMPLAIN CLO, LTD

43.	CHARTER VIEW PORTFOLIO

44.	CITIBANK CANADA

45.	CITIBANK, (ORIGINATION)

46.	CLARENVILLE CDO, SA

47.	COMMERZBANK AG

48.	CONFLUENT 3 LIMITED

49.	CSAM FUNDING IV

50.	CUMBERLAND II CLO LTD

51.	DIVERSIFIED CREDIT PORTFOLIO LTD.

52.	EATON VANCE CDO VI, LTD

53.	EATON VANCE CDO VIII, LTD

54.	EATON VANCE INSTITUTIONAL SENIOR LOAN

55.	EATON VANCE LIMITED DURATION INCOME

56.	EATON VANCE SENIOR FLOATING-RATE TRUST

57.	EATON VANCE SENIOR INCOME TRUST

58.	EATON VANCE SHORT DURATION DIV INC FUND

59.	EATON VANCE VARIABLE LEVERAGE FUND LTD

60.	EATON VANCE VT FLOATING-RATE

61.	EATON VANCE-FLOATING RATE INCOME TRUST

62.	ESSEX PARK CDO LTD FKA

63.	EUROCREDIT CDO I B.V.

64.	EUROCREDIT CDO II B.V.

65.	EUROPEAN CREDIT(LUXEMBOURG) S.A.

66.	FAIRWAY LOAN FUNDING COMPANY

67.	FALL CREEK CLO LTD

68.	FIDELITY ADVISOR SERIES II: FIDELITY

69.	FIDELITY FLOATING RATE CENTRAL

70.	FIDELITY PURITAN TRUST:FIDELITY PURTIAN

71.	FOREST CREEK CLO, LTD.

72.	GE CORPORATE BANKING SAS FKA

73.	GLOBAL ENHANCED LOAN FUND S.A.

74.	GRAYSON & CO

75.	GULF STREAM - SEXTANT CLO 2006-I LTD

76.	GULF STREAM COMPASS CLO 2005-II, LTD

77.	GULF STREAM COMPASS CLO-2005-I, LTC

78.	HAMILTON FLOATING RATE FUND, LLC

79.	HANOVER SQUARE CLO LTD

80.	HARBOURMASTER CLO 4 BV

81.	HARBOURMASTER CLO 5 B.V.

82.	HARBOURMASTER CLO 6 BV

83.	HARBOURMASTER LOAN CORPORATION

84.	HARCH CLO II LIMITED

85.	IDS LIFE INSURANCE COMPANY

86.	ING INTERNATIONAL(II)-SENIOR BANK LOANS

87.	ING INVESTMENT MANAGEMENT CLO I, LTD

88.	ING INVESTMENT MANAGMENT CLO II

89.	ING INVESTMENT MANAGMENT CLO III

90.	ING PRIME RATE TRUST

91.	ING SENIOR INCOME FUND

92.	INTERCONTINENTAL CDO

93.	JUPITER LOAN FUNDING LLC

94.	KATONAH V, LTD

95.	KBC BANK N.V.

96.	KC CLO II PLC

97.	LAFAYETTE SQUARE CDO LTD

98.	LEVERAGED LOAN EUROPE PLC

99.	LIMEROCK CLO I

100.	LOAN FUNDING III LLC

101.	LOAN FUNDING IX LLC

102.	LOAN FUNDING VI LLC

103.	LONG GROVE CLO LIMITED

104.	LONGHORN CDO III, LTD.

105.	MADISON PARK FUNDING II, LTD

106.	MADISON PARK FUNDING III LTD

107.	MALIBU CBNA LOAN FUNDING LLC
108.	MARATHON CLO I LTD

109.	MARATHON CLO II LTD

110.	MARQUETTE PARK CLO LTD.

111.	MASSACHUSETTS MUTUAL LIFE INSURANCE CO.

112.	MAYPORT CLO LTD

113.	MELCHIOR CDO I S.A.

114.	MONUMENT PARK CDO LTD

115.	MORGAN STANLEY PRIME INCOME TRUST

116.	MOSELLE CLO S.A.

117.	MOUNTAIN CAPITAL CLO V LTD

118.	MUIRFIELD TRADING LLC

119.	NEW ALLIANCE GLOBAL CDO, LIMITED

120.	NUVEEN FLOATING RATE INCOME FUND

121.	OCTAGON INVESTMENT PARTNER X LTD

122.	OCTAGON INVESTMENT PARTNERS IX, LTD

123.	OCTAGON INVESTMENT PARTNERS V LTD

124.	OCTAGON INVESTMENT PARTNERS VI, LTD

125.	OCTAGON INVESTMENT PARTNERS VII

126.	OCTAGON INVESTMENT PARTNERS VIII, LTD.

127.	OREGON STATE TREASURY

128.	OWS II LTD

129.	PIMCO FLOATING INCOME FUND

130.	PIMCO FLOATING RATE STRATEGY FUND

131.	PINEHURST TRADING, INC.

132.	PPM GRAYHAWK CLO LTD

133.	PPM MONARCH BAY FUNDING LLC

134.	PPM SHADOW CREEK FUNDING LLC

135.	PROSPECT PARK CDO LTD

136.	QUALCOMM GLOBAL TRADING INC

137.	REGATTA FUNDING LTD

138.	RIVERSOURCE BOND SERIES INC.

139.	RMF EURO CDO III PUBLIC LTD. CO.

140.	ROCKALL CLO B.V.

141.	ROSEMONT CLO, LTD

142.	SAGAMORE CLO LTD.

143.	SAPPHIRE VALLEY CDO I, LTD.

144.	SARATOGA CLO I, LIMITED

145.	SCOTIABANK (IRELAND) LIMITED

146.	SENIOR DEBT PORTFOLIO

147.	SEQUILS-CENTURION V, LTD.

148.	SERVES 2006-1 LTD

149.	SOUTHPORT CLO LIMITED

150.	SOVEREIGN BANK

151.	SUFFIELD CLO, LIMITED

152.	SYMPHONY CLO I, LTD

153.	THE GOVERNOR AND COMPANY OF THE BANK

154.	THE NORINCHUKIN BANK

155.	TORAJI TRUST

156.	TRALEE CDO I LTD

157.	UBS AG

158.	UNION SQUARE CDO LTD.

159.	VAN KAMPEN SENIOR INCOME TRUST

160.	VAN KAMPEN SENIOR LOAN FUND

161.	VENTURE CDO 2002, LIMITED

162.	VENTURE II CDO 2002, LIMITED

163.	WASATCH CLO LTD(F/K/A SEQUILS-LIBERTY)

164.	WATERFRONT CLO 2007-1

165.	WATERVILLE FUNDING LLC

166.	WAVELAND-INGOTS, LTD

167.	WHITEHORSE II LTD

168.	WHITEHORSE IV LTD